Exhibit 99.1

NEWS RELEASE	The ADT Corporation 1501 Yamato Road Boca Raton, FL 33431 +1 561.988.3600 www.adt.com

Media Relations	Investor Relations
Sarah Cohn tel: +1 561.322.7029 scohn@adt.com	Craig Streem tel: +1 561.226.2983 cstreem@adt.com

THE ADT CORPORATION ANNOUNCES EXCHANGE OFFER EXTENSION

Boca Raton, Fla., May 17, 2013 – The ADT Corporation (NYSE: ADT) announced today that it will extend its offer to exchange (the “Exchange Offer”) up to $700,000,000 aggregate principal amount of its outstanding $700,000,000 4.125% Senior Notes due 2023 (the “Outstanding Notes”) for a like principal amount of its new $700,000,000 4.125% Senior Notes due 2023 (the “Exchange Notes”). All other terms of the Exchange Offer, as described in the prospectus dated April 18, 2013, remain unchanged.

The Exchange Offer was scheduled to expire at 5:00 p.m., ET, on May 16, 2013. As of this date, tenders of $699,700,000, or 99.96%, of the Outstanding Notes have been received. The Exchange Offer will now expire at 5:00 p.m., ET, on May 17, 2013, unless further extended by ADT.

Additional Information

Copies of the prospectus and transmittal materials governing the Exchange Offer can be obtained from the exchange agent, Wells Fargo Bank, N.A., by faxing a request to (612) 667-6282 (for Eligible Institutions only); by writing via registered and certified mail to Wells Fargo Bank, N.A. Corporate Trust Operations, MAC N9303-121, P.O. Box 1517, Minneapolis, MN 55480; by writing via regular mail or courier to Wells Fargo Bank, N.A. Corporate Trust Operations, MAC N9303-121, 6th St. & Marquette Avenue, Minneapolis, MN 55479; or by writing in person by hand only to Wells Fargo Bank, N.A. Corporate Trust Services, Northstar East Building – 12th Floor, 608 Second Avenue South, Minneapolis, MN 55402.

This press release is for informational purposes only and is neither an offer to exchange, nor a solicitation of an offer to sell, the Exchange Notes. The Exchange Offer is made solely pursuant to the prospectus dated April 18, 2013, including any supplements thereto. The Exchange Offer is not being made to holders in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will exist or may occur in the future, are forward-looking statements. Forward-looking statements can be identified by various words such as “expects,” “intends,” “will,” “anticipates,” believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and similar expressions. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management that are subject to risks and uncertainties, many of which are outside of our control, and could cause future events or results to be materially different from those stated or implied in this press release. Specific factors that could cause actual results to differ from results contemplated by forward-looking statements include, among others, the following: competition in the markets we serve, including new entrants in these markets; our ability to develop or acquire new technology; failure to maintain the security of our information and technology networks; allegations that we have infringed the intellectual property rights of third parties; unauthorized use of our brand name; risks associated with ownership of the ADT® brand name outside of the United States and Canada by Tyco International Ltd., our former parent (“Tyco”); failure to enforce our intellectual property rights; our dependence on certain software technology that we license from third parties; failure or interruption in products or services of third-party providers; our greater exposure to liability for employee acts or omissions or system failures; an increase in the rate of customer attrition; downturns in the housing market and consumer discretionary income; risks associated with our non-compete and non-solicit arrangements with Tyco; entry of potential competitors upon the expiration of non-competition agreements; shifts in consumers’ choice of, or telecommunication providers’ support for, telecommunication services and equipment; interruption to our monitoring facilities; interference with our customers’ access to some of our products and services through the Internet by broadband service providers; potential impairment of our deferred tax assets; changes in U.S. and non-U.S. governmental laws and regulations; risks associated with acquiring and integrating customer accounts; potential loss of authorized dealers and affinity marketing relationships; failure to realize expected benefits from acquisitions; risks associated with pursuing business opportunities that diverge from our current business model; potential liabilities for obligations of The Brink’s Company under the Coal Act; potential liabilities for legacy obligations relating to the separation from Tyco; capital market conditions, including availability of funding sources; risks related to our increased indebtedness; changes in our credit ratings; failure to fully realize expected benefits from the separation from Tyco; and difficulty in operating as an independent public company separate from Tyco. Given the risk factors and uncertainties that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors not to unduly rely on our forward-looking statements. These risk factors should not be construed as exhaustive. We disclaim any obligations to and do not intend to update the risk factors listed herein or to announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments. If one or more of these risks or uncertainties materialize or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Consequently, actual events and results may vary significantly from those included in or contemplated or implied by our forward-looking statements. More detailed information about these factors is set forth in ADT’s Annual Report on Form 10-K for the fiscal year ended September 28, 2012, our quarterly reports on Form 10-Q and in other subsequent filings with the U.S. Securities and Exchange Commission.

About ADT

The ADT Corporation (NYSE: ADT) is a leading provider of electronic security, interactive home and business automation and monitoring services for residences and small businesses in the United States and Canada. ADT’s broad and pioneering set of products and services, including ADT Pulse interactive home and business solutions, and home health services, meet a range of customer needs for today’s active and increasingly mobile lifestyles. Headquartered in Boca Raton, Florida, ADT helps provide peace of mind to more than six million customers, and it employs approximately 16,000 people at 200 locations. More information is available at www.adt.com.

Offering Restrictions

This release does not constitute an invitation to participate in the Exchange Offer in any jurisdiction in which, or to any person to or from which, it is unlawful to make such invitation or for there to be such participation under applicable securities laws. The distribution of this release in certain jurisdictions may be restricted by law. Persons into whose possession this release or the prospectus come are required to inform themselves about, and to observe, any such restrictions.